Summary Prospectus dated October 15, 2024
Class I and Class P Shares
QQQ® Plus Bond Alpha Portfolio

This Summary Prospectus is intended for use in connection with variable life insurance policies and variable annuity contracts issued by Pacific Life Insurance Company (“Pacific Life”) and Pacific Life & Annuity Company (“PL&A”) and is not intended for use by other investors.
Before you invest, you may want to review the Fund’s Prospectus, as may be supplemented or amended from time to time, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at www.pacificlife.com/PacificSelectFund.html. You can also obtain this information at no cost by sending an email request to PSFdocumentrequest@pacificlife.com or by calling (6 a.m. – 5 p.m. Pacific time, Monday through Friday):
Pacific Life Annuity Contract Owners:	1-800-722-4448	PL&A Annuity Contract Owners:	1-800-748-6907
Annuity Financial Advisors:	1-800-722-2333	PL&A Life Insurance Policy Owners:	1-888-595-6997
Pacific Life Insurance Policy Owners:	1-800-347-7787
The Fund’s Prospectus and Statement of Additional Information, both dated October 15, 2024, as may be supplemented or amended from time to time, are incorporated by reference into this Summary Prospectus.

Investment Goal
This Fund seeks capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. The table and Examples below also do not reflect expenses and charges that are imposed under your variable annuity contract or variable life insurance policy. For information on these expenses and charges, please refer to the applicable contract or policy prospectus. If these fees and expenses were included, the fees and expenses shown would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class P
Management Fee	0.45%	0.45%
Service Fee	0.20%	0.00%
Other Expenses1	0.36%	0.36%
Total Annual Fund Operating Expenses	1.01%	0.81%
Less Fee Waiver and Expense Reimbursement2,3	(0.35%)	(0.35%)
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	0.66%	0.46%

1
“Other Expenses” are based on estimated amounts for the current fiscal year.

2
The investment adviser has agreed to waive 0.09% of its management fee through April 30, 2026. Thereafter, the fee waiver agreement renews annually unless terminated by the investment adviser upon at least 30 days written notice prior to the end of the contract term.

3
The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.10% through April 30, 2026. This agreement will automatically renew for successive one-year terms unless the investment adviser provides written notice of the termination of the agreement at least 10 days prior to the beginning of the next one-year term. Prior to the renewal period, the investment adviser may not terminate this agreement without the approval of the Board of Trustees. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment combined with certain “Other Expenses” would be limited to the lesser of: (i) the expense cap at the time of the reimbursement or (ii) the Fund’s then-current expense cap.
Examples
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown except for the fee waiver and the expense reimbursement (expense limitation), which are only reflected for the contractual period. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.
These Examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy. If these were included, the expenses (in dollars) shown would be higher. Keep in mind that this is only an estimate; actual expenses and performance may vary.
Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period
	1 year	3 years
Class I	$67	$287
Class P	$47	$224
Portfolio Turnover
The Fund buys and sells securities (or “turns over” its holdings). This Fund is new and does not yet have a turnover rate. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance.
Principal Investment Strategies
Under normal circumstances, this Fund invests at least 80% of its assets in a combination of (1) derivatives that provide exposure to the Nasdaq-100 Index and/or the Nasdaq-100 Total Return Index (the “Nasdaq-100 Indices”) and (2) bonds.
Pacific Life Fund Advisors LLC (“PLFA”), the investment adviser of the Fund, manages the “QQQ” portion of the Fund while Fidelity Diversifying Solutions LLC (“FDS”) manages the bond portion of the Fund as sub-adviser to that portion of the Fund.
QQQ portion:
The term “QQQ” in the Fund’s name refers to derivative investments used to gain exposure to the Nasdaq-100 Indices, large-cap growth equity indices designed to track the performance of 100 of the largest domestic and international non-financial companies listed on the Nasdaq® Stock Market based upon market capitalization.
For the QQQ portion of the Fund, PLFA seeks to gain exposure to the Nasdaq-100 Indices using derivatives in a notional amount (i.e., the face value amount of a derivatives contract) approximately equal to the Fund’s net assets. Because fewer assets are generally required to gain investment exposure using derivatives than with securities directly, PLFA allocates the remaining assets to the bond portion of the Fund.
These derivatives are total return swap agreements and futures contracts. Using derivatives such as total return swaps and futures contracts is a way to obtain the return of the Nasdaq-100 Indices that is the economic equivalent of, but does not involve investing in, all of the securities in those indices.
In seeking to gain exposure to the Nasdaq-100 Indices through the use of derivatives, this portion of the Fund will in turn be exposed to the same groups of industries/sectors in the same manner as the Nasdaq-100 Indices, which may include a significant percentage to a single sector. Based upon the current composition of the Nasdaq-100 Indices, it is anticipated that this portion of the Fund will be significantly represented by securities of companies in the Technology sector. The exposure of this portion of the Fund to sectors is likely to change over time as the composition of the Nasdaq-100 Indices changes over time.
This portion of the Fund will not concentrate, except to the same approximate extent as the Nasdaq-100 Indices may concentrate, in the securities of a particular industry or group of industries (also known as a sector). This portion of the Fund may become non-diversified, as defined under the Investment Company Act of 1940, as amended (the “1940 Act”), solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Nasdaq-100 Indices.
Bond portion:
The term “bond” in the Fund’s name refers to debt securities and derivatives that provide exposure to debt securities.
The bond portion of the Fund will be managed by FDS to seek to contribute to returns in excess of the Nasdaq-100 Indices returns (or “alpha”), to earn income to offset the cost of the Fund’s derivatives investments, and to maintain collateral for the Fund’s derivatives exposure.
This portion of the Fund will be invested primarily in investment grade debt securities, including U.S. debt and U.S. dollar-denominated debt issued by foreign entities in developed markets, and repurchase agreements for those securities. Under normal circumstances, this portion of the Fund is expected to maintain an average credit quality of A- or higher and a weighted average duration that is between 0 and 2.75 years. Duration is often used to measure a bond’s sensitivity to interest rates. The longer this portion of the Fund’s duration, the more sensitive it is to interest rate risk. The shorter this portion of the Fund’s duration, the less sensitive it is to interest rate risk.
When selecting investments for this portion of the Fund, FDS evaluates sectors of the bond market and individual securities within these sectors. FDS selects U.S. dollar-denominated bonds from several sectors including: U.S. and foreign developed market government securities (including agencies); investment grade corporate bonds; mortgage-related securities; asset-backed securities; and cash equivalents.
In addition, FDS may use derivatives, including buying or selling options or futures contracts on a debt security or an index of debt securities, or entering into credit default swaps and interest rate swaps, including options thereon (i.e., swaptions), primarily to manage risks of the debt security investments by increasing or decreasing the exposure to risk factors associated with those investments or as a substitute for investing in the debt securities directly. For example, FDS could use U.S. Treasury futures contracts to manage interest rate risk or credit default swaps to manage credit risk of corporate bonds or gain exposure to debt security investments in a certain sector.
This portion of the Fund may also invest in debt securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A securities”).
FDS may purchase or sell investments for this portion of the Fund for a variety of reasons, such as to adjust the Fund’s average maturity, duration, or credit quality or to shift assets into and out of higher yielding or lower yielding securities or different sectors.
Principal Risks
As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.
While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:
QQQ portion
•
Equity Securities Risk: Equity securities tend to go up and down in value, sometimes rapidly and unpredictably.

•
Large-Capitalization Companies Risk: Although large-capitalization companies tend to have more stable prices than smaller, less established companies, they are still subject to equity securities risk. In addition, large-capitalization equity security prices may not rise as much as prices of equity securities of small-capitalization companies.
•
Growth Companies Risk: Growth companies are those that a portfolio manager believes have the potential for above average or rapid growth but may be subject to greater price volatility than investments in “undervalued” companies.

•
Technology Sector Risk: Companies in the Technology sector face a number of risks, including operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, aggressive pricing of products and services, new market entrants and rapid obsolescence of products and services due to technological innovations or changing consumer preferences. In addition, many U.S. companies in the Technology sector have diverse operations, with products or services in foreign markets, exposing them to risks associated with foreign markets.

•
Industry Concentration Risk: Concentrating investments in a particular industry or group of industries makes the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that industry or group of industries, which could negatively impact performance.

•
Non-Diversification Risk: In seeking to gain exposure to the performance of the Nasdaq-100 Indices, the Fund may have exposure to a greater percentage of its assets in a single issuer or a fewer number of issuers than a fund that is classified as diversified. As a result, the Fund may become non-diversified under the 1940 Act. This increases the risk that the Fund will have greater price swings over shorter periods of time because the poor performance of a single investment or a fewer number of investments will have a greater impact on the Fund than a diversified fund with more investments.

Bond portion
•
Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk and credit risk, which may affect their value.

•
Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). The risk of a default is higher for debt instruments that are non-investment grade and lower for debt instruments that are of higher quality. Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

•
Interest Rate Risk: When interest rates rise, the value of debt investments will generally decrease. The Fund may be subject to heightened levels of interest rate risk because the Federal Reserve has raised, and may continue to raise, interest rates. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low and the Fund may experience low or negative returns. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates.
•
Foreign (Non-U.S.) Markets Risk: Investing in foreign issuers (companies or other entities) can involve more risks than investing in U.S. issuers, such as risks relating to market, economic, political, regulatory and geopolitical conditions relevant to that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in, or foreign exchange rates with, another market, country or region.

•
Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks affecting the housing market or the market for the assets underlying such securities. These securities are also subject to extension risk (the risk that rising interest rates extend the duration of fixed mortgage-related and other asset-backed securities, making them more sensitive to changes in interest rates), interest rate risk (the risk that rising interest rates will cause a decline in the value of a fixed income security), subprime risk (the risk that these securities have exposure to borrowers with lower credit risk, increasing potential default), prepayment risk (when interest rates decline, borrowers may pay off their mortgages sooner than expected which can reduce the Fund’s returns because the Fund may have to reinvest its assets at lower interest rates), call risk (similar to prepayment risk, an issuer may pay its obligations under a security sooner than expected), U.S. government securities risk (securities backed by different U.S. government agencies are subject to varying levels of credit rating risk), issuer risk (the risk that a private issuer cannot meet its obligations) and stripped mortgage-related securities risk (these securities are particularly sensitive to changes in interest rates).

•
U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is a risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

•
Restricted Securities Risk: Unless registered for sale to the public under applicable federal securities law, restricted securities such as those issued pursuant to Rule 144A can be sold only in private transactions to qualified purchasers pursuant to an exemption from registration. The sale price realized from a private transaction could be less than the Fund’s purchase price for the restricted security. It may be difficult to identify a qualified purchaser for a restricted security held by the Fund and such security could be deemed illiquid. It may also be more difficult to value such securities.
Risks for both portions of the Fund
•
Swap Agreements Risk: Swap agreements are derivative contracts where the parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, an amount invested in a particular “basket” of securities representing a certain index. As a derivative, it is subject to derivatives risk, including counterparty risk. Although certain standard swap agreements are centrally cleared through an exchange, which is expected to decrease counterparty risk and increase liquidity compared to swaps that are privately negotiated, central clearing does not eliminate these risks. In addition, the Fund’s use of total return swaps is subject to market risks based upon changes in the value of the underlying index or reference instrument.

•
Derivatives Risk: The use of futures contracts, options (FDS managed portion only) or swap agreements (each a type of derivative instrument) as a principal investment strategy subjects the Fund to a number of risks, including: counterparty risk, leverage risk, market risk, regulatory risk, liquidity and valuation risk, operational risk, correlation risk, legal risk and premium risk. Derivatives may be riskier than other types of investments and may increase the Fund’s volatility and risk of loss.

•
Leverage Risk: The Fund may invest in futures contracts, options (FDS managed portion only) or swap agreements as a principal investment strategy. These derivative investments give rise to a form of leverage. Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed the Fund’s principal amount invested. Leverage can magnify the Fund’s gains and losses and therefore increase its volatility.

•
Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

Performance
The Fund is expected to commence operations on or about October 15, 2024 and does not have a full calendar year of performance. Thus, a performance bar chart and table are not included for the Fund. A performance bar chart and table will be included for the Fund once the Fund has a full calendar year of performance, which will provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index.
Management
Investment Adviser — Pacific Life Fund Advisors LLC. The persons jointly and primarily responsible for day-to-day management of the QQQ portion of the Fund are:
Portfolio Manager and Primary Title with Investment Adviser	Experience with Fund
Howard T. Hirakawa, CFA, Senior Vice President and Portfolio Manager	Since 2024 (Fund Inception)
Carleton J. Muench, CFA, Vice President and Portfolio Manager	Since 2024 (Fund Inception)
Edward Sheng, PhD, CFA, CAIA, Assistant Vice President and Portfolio Manager	Since 2024 (Fund Inception)
Samuel S. Park, Director and Portfolio Manager	Since 2024 (Fund Inception)
Jordan Fettman, CFA, CAIA, Assistant Vice President and Portfolio Manager	Since 2024 (Fund Inception)
Emily Dai, CFA, Director and Portfolio Manager	Since 2024 (Fund Inception)
Sub-Adviser — Fidelity Diversifying Solutions LLC. The persons jointly and primarily responsible for day-to-day management of the bond portion of the Fund are:
Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Julian Potenza, CFA, Portfolio Manager	Since 2024 (Fund Inception)
David DeBiase, CFA, Portfolio Manager	Since 2024 (Fund Inception)
Rob Galusza, Portfolio Manager	Since 2024 (Fund Inception)
Purchase and Sale of Fund Shares
The Fund is offered at net asset value (“NAV”) and is available as an underlying investment option for variable life insurance policies and variable annuity contracts (“variable products”) issued by Pacific Life and PL&A. You do not buy, sell or exchange shares of the Fund — you choose investment options through your variable product. The life insurance companies then invest in the Fund if you choose it as an investment option and redeem shares of the Fund if you choose to decrease that investment option. Any minimum initial or subsequent investment requirements and procedures for purchase or redemption of shares of the Fund that apply to your variable product are described in the prospectus for the variable product.
Tax Information
Because the only shareholders of the Fund are the insurance companies offering the variable products and as applicable certain funds of funds of the Trust, no discussion is included here about the federal income tax consequences at the shareholder level. The federal income tax consequences for purchasers of a variable product are described in the prospectus for the variable product.
Payments to Broker-Dealers and Other Financial Intermediaries
Pacific Select Distributors, LLC (“PSD”), the distributor for the Fund and for the variable products, may pay broker-dealers or other financial intermediaries (such as insurance companies) for the sale of the variable products and related services, including shareholder servicing. The Fund’s service fee, which is paid to PSD, can be used for a part of these payments. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the variable product, a share class and/or the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. Class P shares do not pay a service fee to PSD.

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